Exhibit 99.1

--------------------------------------------------------------------------------
CASE NAME:            INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:          00-33268                                    ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:                Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                            MONTH ENDING - MAY, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                     Chief Operating Officer and
/s/ Michael  P. McGroarty                            General Counsel
----------------------------------------------       ---------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Michael P. McGroarty                                 7/20/01
----------------------------------------------       ---------------------------
       PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:

                                                     Senior Vice President -
/s/ Sheldon A. Paul                                  Finance and Administration
----------------------------------------------       ---------------------------
        ORIGINAL SIGNATURE OF PREPARER                         TITLE

Sheldon A. Paul                                      7/20/01
----------------------------------------------       ---------------------------
           PRINTED NAME OF PREPARER                             DATE

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268



          COMPARATIVE BALANCE SHEET
                                                            Schedule
                                                             Amount
          ASSETS                                          July 24, 2000      March 31, 2001      April 30, 2001     May 31, 2001
                                                          -------------      --------------      --------------     ------------
        1 UNRESTRICTED CASH                             $         745,751   $       2,492,483   $       2,376,359  $      2,566,171
        2 RESTRICTED CASH                                         414,160             209,141             209,141           210,890
                                                        -----------------   -----------------   -----------------  ----------------
        3   TOTAL CASH                                          1,159,911           2,701,624           2,585,500         2,777,061
        4 ACCOUNTS RECEIVABLE(NET)                                659,117             935,756             929,499           469,887
        5 INVENTORY                                                44,647              32,327              19,310            19,310
        6 NOTES RECEIVABLE                                            -                   -                   -                 -
        7 PREPAID EXPENSES                                        362,117             248,226             295,309           231,383
        8 OTHER                                                 9,645,433           9,379,168           9,570,095         9,535,815
                                                        -----------------   -----------------   -----------------  ----------------
        9   TOTAL CURRENT ASSETS                               11,871,224          13,297,101          13,399,713        13,033,456
                                                        -----------------   -----------------   -----------------  ----------------
       10 PROPERTY, PLANT & EQUIPMENT                          10,084,459           5,746,985           5,756,679         5,774,055
       11 LESS: ACCUMULATED DEPRECIATION                       (8,463,070)         (4,841,458)         (4,901,908)       (4,958,015)
                                                        -----------------   -----------------   -----------------  ----------------
       12 NET PROPERTY , PLANT & EQUIPMENT                      1,621,389             905,527             854,771           816,040
       13 DUE FROM INSIDERS
       14 OTHER ASSETS - NET OF AMORTIZATION                    2,520,898           2,277,176           2,322,250         2,316,991
       15 OTHER                                                   182,666              70,678              44,964            34,508
                                                        -----------------   -----------------   -----------------  ----------------
       16   TOTAL ASSETS                                $      16,196,176   $      16,550,482   $      16,621,698      $ 16,200,995
                                                        =================   =================   =================  ================

          LIABILITIES & STOCKHOLDERS' EQUITY
          POSTPETITION LIABILITIES
       17 ACCOUNTS PAYABLE                              $             -     $         191,779   $         231,090  $        156,766
       18 TAXES PAYABLE                                            (7,448)             51,554              21,322            19,664
       19 NOTES PAYABLE                                               -                   -                   -                 -
       20 PROFESSIONAL FEES                                           -                   -                   -                 -
       21 SECURED DEBT                                                -                   -                   -                 -
          DEFERRED REVENUES                                     3,440,007           3,509,415           3,427,327         3,148,836
       22 OTHER                                                       -               384,790             375,464           401,388
                                                        -----------------   -----------------   -----------------  ----------------
       23   TOTAL POST PETITION LIABILTIES                      3,432,559           4,137,538           4,055,203         3,726,654
                                                        -----------------   -----------------   -----------------  ----------------
          PREPETITION LIABILITIES
       24 SECURED DEBT                                            133,261              63,257              53,107            47,507
          TAXES PAYABLE                                           313,353             259,663             259,969           260,195
       25 PRIORITY DEBT                                               -                   -                   -                 -
       26 UNSECURED DEBT                                        3,470,818           3,444,462           3,444,462         3,444,462
       27 OTHER                                                   945,205             388,590             388,590           388,590
                                                        -----------------   -----------------   -----------------  ----------------
       28   TOTAL PREPETITION LIABILITIES                       4,862,637           4,155,972           4,146,128         4,140,754
                                                        -----------------   -----------------   -----------------  ----------------
       29   TOTAL LIABILITIES                                   8,295,196           8,293,510           8,201,331         7,867,408
                                                        -----------------   -----------------   -----------------  ----------------
          EQUITY
       30 PREPETITION OWNER'S EQUITY                            7,900,980           7,900,980           7,900,980         7,900,980
       31 POSTPETITION CUMULATIVE PROFIT                              -               820,991             825,113           817,326
          FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                               (464,999)          (305,726)          (384,719)
       32 DIRECT CHARGES TO EQUITY                                    -                   -                  -                 -
                                                        -----------------   -----------------   -----------------  ----------------
       33   TOTAL EQUITY                                        7,900,980           8,256,972           8,420,367         8,333,587
                                                        -----------------   -----------------   -----------------  ----------------
       34   TOTAL LIABILITIES & OWNERS EQUITY           $      16,196,176   $      16,550,482   $      16,621,698  $     16,200,995
                                                        =================   =================   =================  ================

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER: 00-33268



        SCHEDULES FOR COMPARATIVE BALANCE SHEET
                                                        Schedule
                                                         Amount              Month                Month              Month
                                                      July 24, 2000      March 31, 2001      April 30, 2001       May 31, 2001
                                                      -------------      --------------      --------------       ------------
#8      OTHER ASSETS
        ------------

        DUE FROM SUBSIDIARY-FRANCE                   $       (340,671)  $        (222,642)  $        (214,747)   $      (206,852)
        DUE FROM SUBSIDIARY-AUSTRALIA                         374,203             398,296             423,745            431,330
        DUE FROM SUBSIDIARY-UNITED KINGDOM                  9,249,494           8,785,409           8,959,751          8,924,828
        DUE FROM SUBSIDIARY-GERMANY                           362,407             418,105             401,346            386,509
                                                    -----------------------------------------------------------------------------
                                                     $      9,645,433   $       9,379,168   $       9,570,095    $     9,535,815
                                                    =============================================================================

#14     OTHER ASSETS-NET OF AMORTIZATION
        --------------------------------

        GOODWILL                                     $        168,322   $         147,157   $         144,511    $       141,865
        PURCHASED RESEARCH & DEVELOPMENT                      308,937                 -                   -                  -
        DEPOSITS                                               81,576             167,956             215,676            213,063
        INVESTMENT IN IMA, UK LTD.                            233,000             233,000             233,000            233,000
        INVESTMENT IN MITSUCON TECNOLOGIA SA                1,729,063           1,729,063           1,729,063          1,729,063
                                                    -----------------------------------------------------------------------------
                                                     $      2,520,898   $       2,277,176   $       2,322,250    $     2,316,991
                                                    =============================================================================

#15     OTHER-ASSETS
        ------------

        NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA      $        182,666   $          70,678   $          44,964    $        34,508
                                                     ============================================================================

        PREPETITION TAXES PAYABLE
        -------------------------

        GENERAL INCOME TAX RESERVE                   $        167,188   $         117,602   $         117,770    $       117,770
        GENERAL SALES TAX RESERVE                             146,165             142,061             142,199            142,425
                                                    -----------------------------------------------------------------------------
                                                     $        313,353   $         259,663   $         259,969    $       260,195
                                                    =============================================================================


#22     POST PETITION - OTHER LIABILITIES
        ---------------------------------

        ACCRUED COMPENSATION                         $            -     $         282,680   $         223,746    $       231,815
        ACCRUED RENT                                              -                   -                38,884             37,991
        ACCRUED EXPENSES                                          -               102,110             112,834            131,582
                                                    -----------------------------------------------------------------------------
                                                     $            -     $         384,790   $         375,464    $       401,388
                                                    =============================================================================

#27     PRE PETITION - OTHER LIABILITIES
        --------------------------------

        ACCRUED  COMPENSATION                        $        383,852                 -                   -                  -
        ACCRUED EXPENSES                                      172,748                 -                   -                  -
        ACCRUED RENT                                          251,590             251,590             251,590            251,590
        ACCRUED INTEREST                                      137,015             137,000             137,000            137,000
                                                    -----------------------------------------------------------------------------
                                                     $        945,205   $         388,590   $         388,590    $       388,590
                                                    =============================================================================

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268



           INCOME STATEMENT                               7 Days Ending          Month             Month              Month
                                                          July 31, 2000     March 31, 2001     April 30, 2001      May 31, 2001
                                                          -------------     --------------     --------------      ------------
         1 GROSS REVENUES                                $        265,729  $         681,718  $         783,613   $       747,400
           ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                  17,622                -               9,304
         2 LESS: RETURNS AND ALLOWANCES                               -                  -                  -                 -
                                                         ----------------  -----------------  -----------------   ---------------
         3   NET REVENUE                                          265,729            699,340            783,613           756,704
                                                         ----------------  -----------------  -----------------   ---------------
           COST OF GOODS SOLD:
         4 MATERIAL                                                   -                  -                  -                 -
         5 DIRECT LABOR                                               -                  -                  -                 -
         6 DIRECT OVERHEAD- 3RD PARTY COSTS                         4,760                -               13,017               -
                                                         ----------------  -----------------  -----------------   ---------------
         7 TOTAL COST OF GOODS SOLD                                 4,760                -               13,017               -
                                                         ----------------  -----------------  -----------------   ---------------
         8 GROSS PROFIT                                           260,969            699,340            770,596           756,704
                                                         ----------------  -----------------  -----------------   ---------------
           OPERATING EXPENSES:
         9 OFFICER/INSIDER COMPENSATION                               -              179,713            178,450           147,342
        10 SELLING AND MARKETING                                   44,058                402              5,432            76,337
        11 GENERAL AND ADMINISTRATIVE                              37,251            480,609            499,224           470,131
        12 RENT AND LEASE                                             -                  -                  -                 -
        13 OTHER                                                      -                  -                  -                 -
                                                         ----------------  -----------------  -----------------   ---------------
        14 TOTAL OPERATING EXPENSE                                 81,309            660,724            683,106           693,810
                                                         ----------------  -----------------  -----------------   ---------------
        15 INCOME (LOSS) BEFORE NON-OPERATING INCOME
             AND EXPENSE                                          179,660             38,616             87,490            62,894
                                                         ----------------  -----------------  -----------------   ---------------
           OTHER INCOME AND (EXPENSE):
        16 NON OPERATING INCOME - INTEREST/OTHER                      -               11,992              7,851             8,059
        17 NON OPERATING EXPENSE                                      -                  -                  -                 -
        18 INTEREST EXPENSE                                           -                 (949)            (1,203)             (421)
        19 DEPRECIATION EXPENSE                                       -              (50,187)           (48,609)          (44,266)
        20 AMORTIZATION                                               -              (53,104)           (14,487)          (14,487)
        21 OTHER                                                      -                1,200                -                 -
                                                         ----------------  -----------------  -----------------   ---------------
        22 NET OTHER INCOME AND (EXPENSE)                         179,660            (91,048)           (56,448)          (51,115)
           REORGANIZATION EXPENSE:
        23 PROFESSIONAL FEES                                          -                5,000              5,000            13,253
        24 US TRUSTEE FEES                                            -                2,500              2,500             2,500
        25 OTHER                                                      -                  -                  -                 -
                                                         ----------------  -----------------  -----------------   ---------------
        26 TOTAL REORGANIZATION EXPENSE                               -                7,500              7,500            15,753
                                                         ----------------  -----------------  -----------------   ---------------
        27 INCOME TAX                                                 -                  -                  -                 -
                                                         ----------------  -----------------  -----------------   ---------------
        28 INTERNATIONAL WITHHOLDING TAX                                              11,638             19,420             3,813
                                                                           -----------------  -----------------   ---------------
        29 NET PROFIT                                    $        179,660  $         (71,570) $           4,122   $        (7,787)
                                                         ================  =================  =================   ===============

NAME          INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER: 00-33268



              CASH RECEIPTS AND DISBURSEMENTS              7 Days Ending          Month             Month                Month
                                                           July 31, 2000       March 31, 2001    April 30, 2001       May 31, 2001
                                                           -------------       --------------    --------------       ------------
            1 CASH-BEGINNING OF MONTH                    $       1,159,911    $     3,013,290   $       2,701,624    $     2,585,500
                                                         -----------------    ---------------   -----------------    ---------------
              RECEIPTS FROM OPERATIONS
            2 CASH SALES                                               -                  -                   -                  -
              COLLECTION OF ACCOUNTS RECEIVABLE
            3 PREPETITION                                          207,021                -                   -                  -
            4 POST PETITION                                            -              574,960             792,055          1,006,248
                                                         -----------------    ---------------   -----------------    ---------------
            5 TOTAL OPERATING RECEIPTS                             207,021            574,960             792,055          1,006,248
                                                         -----------------    ---------------   -----------------    ---------------
              NON-OPERATING RECEIPTS
            6 LOANS AND ADVANCES                                       -
            7 SALE OF ASSETS                                           -                  -                   -                  -
            8 OTHER                                                 19,679             25,818                 -               20,244
                                                         -----------------    ---------------   -----------------    ---------------
            9 TOTAL NON OPERATING RECEIPTS                          19,679             25,818                 -               20,244
                                                         -----------------    ---------------   -----------------    ---------------
           10 TOTAL RECEIPTS                                       226,700            600,778             792,055          1,026,492
                                                         -----------------    ---------------   -----------------    ---------------
           11 TOTAL CASH AVAILABLE                               1,386,611          3,614,068           3,493,679          3,611,992
                                                         -----------------    ---------------   -----------------    ---------------
              OPERATING DISBURSEMENTS
           12 NET PAYROLL                                            5,097            321,902             347,013            321,969
           13 PAYROLL TAXES PAID                                       -              205,633             186,564            178,382
           14 SALES, USE & OTHER TAXES PAID                            -               52,268              37,781              3,694
           15 SECURED/RENTAL/LEASES                                    -               61,374              67,682             55,960
           16 UTILITIES                                                -               26,116              29,178             18,076
           17 INSURANCE                                              5,064             66,740              65,021             62,430
           18 INVENTORY PURCHASES                                   (7,448)               -                   -                  -
           19 VEHICLE EXPENSES                                         -                  -                   -                  -
           20 TRAVEL                                                   -               80,471              81,901             81,962
           21 ENTERTAINMENT                                            -                  -                   -                  -
           22 REPAIRS AND MAINTENANCE                                  -                5,456               3,135              2,484
           23 SUPPLIES                                                 -                  -                   -                  -
           24 ADVERTISING                                              -                  -                25,470             10,720
           25 OTHER                                                  2,078             60,862              56,934             61,501
                                                         -----------------    ---------------   -----------------    ---------------
           26 TOTAL OPERATING DISBURSEMENTS                          4,791            880,822             900,679            797,178
                                                         -----------------    ---------------   -----------------    ---------------
              TOTAL REORGANIZATION EXPENSE
           27 PROFESSIONAL FEES                                        -               31,622                 -               37,753
           28 US TRUSTEE FEES                                          -                  -                 7,500                -
           29 OTHER                                                    -                  -                   -                  -
                                                         -----------------    ---------------   -----------------    ---------------
           30 TOTAL REORGANIZATION EXPENSE                             -               31,622               7,500             37,753
                                                         -----------------    ---------------   -----------------    ---------------
           31 TOTAL DISBURSEMENTS                                    4,791            912,444             908,179            834,931
                                                         -----------------    ---------------   -----------------    ---------------
           32 NET CASH FLOW                                        221,909           (311,666)           (116,124)           191,561
                                                         -----------------    ---------------   -----------------    ---------------
           33 CASH - END OF MONTH                        $       1,381,820    $     2,701,624   $       2,585,500    $     2,777,061
                                                         =================    ===============   =================    ===============

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268


           ACCOUNTS RECEIVABLE AGING:                                Month                  Month                 Month
                                                                March 31, 2001         April 30, 2001         May 31, 2001
                                               -------------------------------------------------------------------------------
         1 0-30 DAYS                                          $          489,519      $         488,345      $        350,864
         2 31-60 DAYS                                                    120,143                130,956                67,999
         3 61-90 DAYS                                                     22,472                 81,926                42,255
         4 91+ DAYS                                                      470,729                202,735               200,209
                                                              ------------------      -----------------      ----------------
         5 TOTAL ACCOUNTS RECEIVABLE                                   1,102,863                903,962               661,327
           OTHER ACCOUNTS RECEIVABLE                                      58,281                244,100                 6,034
         6 AMOUNT CONSIDERED UNCOLLECTIBLE                              (225,388)              (218,563)             (197,474)
                                                              ------------------      -----------------      ----------------
         7 ACCOUNTS RECEIVABLE(NET)                           $          935,756      $         929,499      $        469,887
                                                              ==================      =================      ================



           AGING OF POST PETITION TAXES AND PAYABLES:


           TAXES PAYABLE:               0-30 DAYS      31-60 DAYS             61-90 DAYS             91+ DAYS            TOTAL
                                        ---------      ----------             ----------             --------            -----

         1 FEDERAL                      $      -     $           -      $                  -      $          -       $          -
         2 STATE                               -                 -                         -                 -                  -
         3 LOCAL                               -                 -                         -                 -                  -
         4 OTHER                               -                 -                         -                 -                  -
                                        -----------  ----------------   ----------------------    --------------     ---------------
         5 TOTAL TAXES PAYABLE          $      -     $           -      $                  -      $          -       $          -
                                        ===========  ================   ======================    ==============     ===============

                                                                                                                         TOTAL
                                                                                                                         -----

         6 ACCOUNTS PAYABLE:            $   125,062  $          2,529   $                5,645    $       23,530     $      156,766
                                        ===========  ================   ======================    ==============     ===============

           STATUS OF POSTPETITION TAXES:


                                                        BEGIN TAX                                                      ENDING TAX
           FEDERAL                                      LIABILITY        AMOUNT W/H OR ACCRUED      AMOUNT PAID        LIABILITY
           -------                                  --------------------------------------------------------------------------------

         1 WITHHOLDING                               $             -    $               89,025    $       89,025     $           -
         2 FICA EMPLOYEE                                           -    $               33,442    $       33,442                 -
         3 FICA EMPLOYER                                           -    $               33,442    $       33,442                 -
         4 UNEMPLOYMENT                                            -    $                   64    $           64                 -
         5 INCOME                                                  -    $                  -      $          -                   -
         6 OTHER                                                   -    $                  -      $          -                   -
                                                     -----------------  ----------------------    --------------     ---------------
         7 TOTAL FEDERAL TAXES                                     -    $              155,973    $      155,973                 -
                                                     -----------------  ----------------------    --------------     ---------------
           STATE AND LOCAL
           ---------------

         8 WITHHOLDING                                             -                    20,450            20,450                 -
         9 SALES                                                21,322                   2,036             3,694              19,664
        10 EXCISE                                                  -                       -                 -                   -
        11 UNEMPLOYMENT                                            -                       724               724                 -
        12 REAL PROPERTY                                           -                       -                 -                   -
        13 PERSONAL PROPERTY                                       -                       -                                     -
        14 OTHER                                                   -                     1,235             1,235                 -
                                                     -----------------  ----------------------    --------------     ---------------
        15 TOTAL STATE AND LOCAL                                21,322                  24,445            26,103              19,664
                                                     -----------------  ----------------------    --------------     ---------------
        16 TOTAL TAXES                               $          21,322  $              180,418    $      182,076     $        19,664
                                                     =================  ======================    ==============     ===============

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268


          BANK RECONCILIATIONS:                      MONTH:       May-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------

A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
C         PURPOSE(TYPE)                          CUSTODIAL      OPERATING        OPERATING     IMA PAYROLL    PAYROLL
                                                 ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
-------------------------------------------------------------------------------------------------------------------------------
1 BALANCE PER BANK STATEMENT                     $         -    $       8,885    $  2,552,088  $       -      $        -
2 ADD:TOTAL DEPOSITS NOT CREDITED                          -              -               -                            -
3 SUBTRACT:OUTSTANDING CHECKS                              -           (1,262)        (17,055)     (11,398)         (3,875)
4 OTHER RECONCILING ITEMS                                  -              -               -            -            35,553
                                                                -------------    ------------  -----------    ------------
5 MONTH END BALANCE PER BOOKS                    $         -    $       7,623    $  2,535,033  $   (11,398)   $     31,678
                                                                =============    ============  ===========    ============
  DIFFERENCE                                                              -               -            -               -
6 NUMBER OF LAST WRITTEN CHECK                                      032661          034225        035702         035879



                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------

A         BANK                                   PEOPLES BANK   ALEX BROWN
B         ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                IMA
C         PURPOSE(TYPE)                          IMA DIP TAX    RESTRICTED
                                                 ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------
1 BALANCE PER BANK STATEMENT                     $     3,234    $     210,891
2 ADD:TOTAL DEPOSITS NOT CREDITED                        -                -
3 SUBTRACT:OUTSTANDING CHECKS                            -                -
4 OTHER RECONCILING ITEMS                                -                -
                                                 -----------    -------------
5 MONTH END BALANCE PER BOOKS                    $     3,234    $     210,891
                                                 ===========    =============
  DIFFERENCE                                             -                -
6 NUMBER OF LAST WRITTEN CHECK                      1031             N/A




   INVESTMENT ACCOUNTS:
   BANK ACCOUNT NAME & NUMBER                           DATE OF            TYPE OF          PURCHASE        CURRENT
                                                       PURCHASE          INVESTMENT          PRICE           VALUE
                                                     -------------------------------------------------------------------
 7             None                                                                        $         -    $         -
 8             None                                                                                  -              -
 9             None                                                                                  -              -
10             None                                                                                  -              -
                                                                                           ------------   --------------
11 TOTAL INVESTMENT                                                                        $         -    $         -
                                                                                           ============   ==============



   CASH:

12 CURRENCY ON HAND                                       None
13 TOTAL CASH - END OF MONTH                         $      2,777,061
                                                     ================

NAME  INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      PAYMENTS TO INSIDERS AND PROFESSIONALS:      MONTH:         May-01

                                                              INSIDERS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                             COMPENSATION
                                                                      --------------------------------------------------------------

                                                                                                        ADVISORY
      NAME                               EXPENSE REIMBURSEMENTS          PAYROLL         COMMISSIONS      FEES      EXECUTORY
                                        -------------------------------------------------------------------------------------------
    1 PAUL SCHMIDT                      $                    -       $         -       $         -      $         -    $          -
    2 TOM HILL                                               -                 -                 -                -               -
    3 DAVID CALLARD                                          -                 -                 -                -               -
    4 DON MILLER                                             -                 -                 -              5,000             -
    5 PAUL FREDERICK                                       3,277            26,979               -                -               -
    6 MIKE MCGROARTY                                       6,535            25,834               -                -               -
    7 SHELDON PAUL                                           162            17,813               -                -               -
    8 KEN BOIN                                             2,806            15,322               -                -               -
    9 ROGER BEARD                                          2,735            10,833               -                -               -
   10 ROB CHASE                                            2,703            13,000               -                -               -
   11 MARIO FERREIRA                                       1,843            12,500               -                -               -
   12 JIM ANDERSON                                           -                 -                 -                -               -
                                        ------------------------     -------------     --------------   -------------  ------------
   13 TOTAL PAYMENT TO INSIDERS         $                 20,061     $     122,281     $         -      $       5,000  $          -
                                        ========================     =============     ==============   =============  ============


                                                               TOTAL PAID
                                             TOTAL PAID            TO
                                             THIS MONTH           DATE
                                        -----------------------------------

    1 PAUL SCHMIDT                      $           -        $         4,500
    2 TOM HILL                                      -        $         1,500
    3 DAVID CALLARD                                 -        $         3,500
    4 DON MILLER                                  5,000      $        80,500
    5 PAUL FREDERICK                             30,256      $       286,284
    6 MIKE MCGROARTY                             32,369      $       254,524
    7 SHELDON PAUL                               17,975      $       162,606
    8 KEN BOIN                                   18,128      $       129,276
    9 ROGER BEARD                                13,568      $       143,654
   10 ROB CHASE                                  15,703      $       189,621
   11 MARIO FERREIRA                             14,343      $       271,377
   12 JIM ANDERSON                                  -        $        65,166
                                        ---------------      ---------------
   13 TOTAL PAYMENT TO INSIDERS         $       147,342      $     1,592,508
                                        ===============      ===============




                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE           UNPAID
1 DelConte, Hyde, Annello & Schuch                    10/13/2000      $    7,500     $          -       $       7,500   $       -
2 Paul, Hastings, Janofsky & Walker LLP               03/14/2001          26,550                -              26,550        20,508
3 Reid & Riege, P.C.                                  12/13/2000          17,289              8,253            17,289           -
4 Zeisler & Zeisler, P.C.                             12/06/2000          36,440             29,500            34,572        16,868
5                                                                            -                  -                 -             -
                                                                                     --------------     -------------   -----------
6 TOTAL PAYMENT TO PROFESSIONALS                                                     $       37,753     $      85,911   $    37,376
                                                                                     ==============     =============   ===========



                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
 1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)            -           $         -        $            -
 2 CROWN POINTE LLC                                                   -                     -                     -
 3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                       -                     -                     -
 4 FINOVA LOAN ADMINISTRATION(ILC)                                  $1,295                3,886                   -
 5 CONNVIEW                                                        $12,036               12,036                   -
 6 BSB LEASING ( FORMERLY AMERILEASE )                              $4,037                4,037                   -
 7 INTEL FINANCIAL SERVICES                                         $4,726                4,726                   -
 8 IOS CAPITAL                                                      $1,573                1,573                   -
 9 LUCENT TECHNOLOGIES                                             $16,372               16,372                   -
10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                   -                     -                     -
11 IBM CORPORATION                                                  $1,363                1,363                   -
   IBM CORPORATION (Pending Acceptance of Equipment)                $1,941                  -                     -
12 T-TECH HOLDING CO.                                              $11,967               11,967                   -
                                                                                  ------------------------------------
   TOTAL                                                                          $      55,960      $            -
                                                                                  =============      ================

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
             ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL            X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS            X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------